EXHIBIT 10.1
                                                               ============

                    NINTH AMENDMENT TO CREDIT AGREEMENT
                    -----------------------------------

        This Ninth Amendment ("Amendment") is made as of May 25, 2006 to the Credit Agreement dated as of March 31, 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc., "Sanfilippo" or the "Borrower"), and JBS INTERNATIONAL, INC., a Barbados corporation which has been dissolved prior to the date of this Amendment ("JBS"), the financial institutions party thereto (collectively "Lenders" and individually a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as successor Agent for the Lenders to U.S. Bancorp Ag Credit, Inc., a Colorado corporation (the "Agent").

                                   RECITAL

        Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.

        Borrower and the Lenders desire that the Credit Agreement be amended to allow the extension of the expiration date of the Bainbridge LC (an Extended LC issued hereunder by LaSalle Bank National Association) from
June 1, 2006 to June 1,2011.

        NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of the Borrower by Lenders, the Borrower, the Agent and the Lenders agree as follows:

        1. The outside expiry date for Extended LC's, other than the Bainbridge LC set forth in Section 2.2(b)(iii) of the Credit Agreement shall remain "July 31, 2007." The outside expiry date for the Bainbridge LC set forth in Section 2.2(b )(iii) of the Credit Agreement shall be amended to "June 1,2011."

        2. This Amendment shall be effective as of May 25, 2006, conditioned on the execution and delivery to Agent of this Amendment in form and substance reasonably acceptable to Agent.

        3. This Amendment shall be an integral part of the Credit Agreement, as amended, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Agreement, as amended, which are not modified in this Amendment, shall remain in full force and effect.


{SIGNATURE PAGE FOLLOWS}



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        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                           JOHN B. SANFILIPPO & SON, INC., a
                                           Delaware corporation

ATTEST:

By /s/ HERBERT J. MARROS                   By /s/ MICHAEL J. VALENTINE
       =================                      ========================
  Its  Controller                            Its  Executive Vice President
                                                  Finance and Chief Financial
                                                  Officer



                                           U.S. BANK NATIONAL ASSOCIATION as
                                           Agent and as a Lender

                                           By /s/ JOHN W. BALL
                                              ================
                                             Its  Vice President


                                           LASALLE BANK NATIONAL ASSOCIATION
                                           (f/k/a LaSalle National Bank), as
                                           a Lender

                                           By /s/ EMILY EIGEL
                                              ===============
                                             Its  Assistant Vice President

{Signature Page to Ninth Amendment to Credit Agreement Dated May 25, 2006}



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